SECURITIES AND EXCHANGE COMMISSION
                  Washington, D.C.  20549

                          Form 8-K

                       CURRENT REPORT

             Pursuant to Section 13 or 15(d) of
            The Securities Exchange Act of 1934

 Date of Report (Date of earliest event reported) July 13, 2004
                                                  -------------

             PENNROCK FINANCIAL SERVICES CORP.
             ----------------------------------
   (Exact name of registrant as specified in its charter)

       Pennsylvania               0-15040         23-2400021
    ------------------           ---------      --------------
 (State or other jurisdiction  (Commission     (IRS Employer
  of incorporation)             File Number)   Identification No.)


    1060 Main Street, Blue Ball, PA                 17506
-----------------------------------------        ----------
 (Address of principal executive office)          (Zip Code)

Registrant's telephone number, including area code (717) 354-4541
                                                   --------------
                            N/A
 ---------------------------------------------------------
(Former name or former address, if changes since last report)


Item 5.  Other Events.
         -------------

The press release of PennRock Financial Services Corp. dated
July 13, 2004 relating to the appointment of Dennis Dinger as Chairman of the Board of Directors. A copy of the press release is attached hereto as Exhibit 99 and is incorporated by reference herein.

Item 7.  Financial Statements and Exhibits.
         ----------------------------------

         (c)  Exhibits

      The following exhibits are filed herewith:

      Exhibit
      Number             Description            Page Number
     ----------   --------------------------   ------------
         99         Press Release dated              3
                    July 13, 2004 of PennRock
                    Financial Services Corp.

                         SIGNATURE
                        ------------

Pursuant to the requirements of the Securities and Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                          PENNROCK FINANCIAL SERVICES CORP.

                          By: /s/ George B. Crisp
                          ---------------------------------
                          George B. Crisp, Vice President
                          and Treasurer

Dated:  July 14, 2004